UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 9, 2007

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01  Other Events

On April 9, 2007, Franklin Covey Co. (the Company) announced it will host a discussion for shareholders and the financial community to review the Company’s fiscal 2007 second quarter financial results. The discussion will be held on Friday, April 13, 2007 at 11:00 a.m. Eastern Time (9:00 a.m. Mountain Time).

Interested parties may participate in the discussion by calling 1-866-362-4832, access code: 49639256 and by logging on to http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=102601&eventID=1526727.

A copy of the associated press release is attached as exhibit 99.1 to this current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1 Press release dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	April 10, 2007	By:	/s/ STEPHEN D. YOUNG
Stephen D. Young
Chief Financial Officer